GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Core Fixed Income Fund

(the “Fund”)

Supplement dated October 24, 2024 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated April 29, 2024

Effective October 31, 2024 (the “Effective Date”), Ron Arons will no longer serve as a portfolio manager for the Fund. Ashish Shah, Managing Director, Chief Investment Officer of Public Investing, Simon Dangoor, Managing Director, Head of Macro Rates Investing, and Lindsay Rosner, Managing Director, Head of Multi-Sector Investing, will continue to serve as portfolio managers of the Fund.

Accordingly, references to Mr. Arons in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITCFISTK 10-24